Exhibit 10.40

Execution Copy

AMENDMENT TO SENIOR MANAGEMENT AGREEMENT

THIS AMENDMENT TO SENIOR MANAGEMENT AGREEMENT (this “Amendment”) is made as of April 1, 2003, by and among TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the “Company”), TSI Telecommunication Services Inc., a Delaware corporation (“Employer”) and G. Edward Evans (“Executive”).

On February 14, 2002, the Company, Employer and Executive entered in to a Senior Management Agreement (the “Agreement”) pursuant to which, among other things, Executive is entitled to the use of an aircraft leased by the Employer by Evans Motor Sports LLC, provided that Executive or Evans Motor Sports LLC pay 25% of the monthly lease and other fixed costs for such aircraft and reimburse the Employer for all operating costs of the aircraft in connection with such use. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

The parties now desire to amend the Agreement to provide for the Executive or Evans Motor Sports LLC to pay that percentage of the monthly lease and other fixed costs for such aircraft based on Executive’s actual use of the aircraft on behalf of or in furtherance of business for Evans Motor Sports LLC, and to continue to reimburse the Employer for all operating costs of the aircraft in connection with such use.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to agree as follows:

1. Use and Payment for Use of Aircraft.

(i) Executive shall continue to be entitled to the use of an aircraft leased by the Employer by Evans Motor Sports LLC, provided that, effective January 1, 2003, Executive or Evans Motor Sports LLC shall pay that percentage of the monthly lease and other fixed costs for such aircraft based on Executive’s actual use of the aircraft on behalf of or in furtherance of business for Evans Motor Sports LLC, and to continue to reimburse the Employer for all operating costs of the aircraft in connection with such use. Commencing in 2004, Executive or Evans Motor Sports LLC shall make such payments on a quarterly basis within the thirty (30) days immediately following the end of such quarter.

(ii) This Amendment constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Amendment by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

2. Miscellaneous.

(a) Survival of Other Provisions. Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Agreement shall remain in full force and effect without any change whatsoever.

(b) Entire Agreement. This Amendment constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to in this Amendment.

(c) Execution in Counterparts. This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

*    *    *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Senior Management Agreement on the date first written above.

TSI TELECOMMUNICATION HOLDINGS, LLC

By:	/s/ Raymond L. Lawless
Its:	Chief Financial Officer

TSI TELECOMMUNICATION SERVICES INC.

By:	/s/ Raymond L. Lawless
Its:	Chief Financial Officer

Agreed and Accepted:

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

GTCR FUND VII/A, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

GTCR CO-INVEST, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:	/s/ Collin E. Roche
Name:	Collin E. Roche
Its:	Principal

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